                                                      Deutsche Asset Management


                                                               Mutual Fund
                                                                     Prospectus
                                                               January 29, 2001
                                                        As Revised May 24, 2001

                                                               Investment Class

Small Cap Fund

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]


                                                         A Member of the
                                                         Deutsche Bank Bank [/]

Overview
--------------------------------------------------------------------------------

of the Small Cap Fund--Investment Class

Goal: The Fund invests for long-term capital growth.
Core Strategy: The Fund invests primarily in stocks and other equity securities of smaller US companies.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in stocks and other equity securities of companies with small market capitalizations. In managing the Fund, we use a `bottom-up' approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The Fund's portfolio management team uses an active investment process to evaluate individual growth prospects.
--------------------------------------------------------------------------------

Small Cap Fund--Investment Class

Overview of the Small Cap Fund

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at the Small Cap Fund

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   7
Risks.......................................................................   8
Management of the Fund......................................................   8
Calculating the Fund's Share Price..........................................   9
Performance Information.....................................................  10
Dividends and Distributions.................................................  10
Tax Considerations..........................................................  10
Buying and Selling Fund Shares .............................................  11
Financial Highlights........................................................  13

--------------------------------------------------------------------------------

Overview of the Small Cap Fund--Investment Class

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . stocks that we have selected could perform poorly;

 . small company stock returns could trail stock market returns generally because of the liquidity risks specific to small company investing: greater share-price volatility and fewer buyers for small company shares in periods of economic or stock market stress. Such lack of liquidity may accelerate a prevailing downward price trend and limit the Fund's ability to exit from an unsuccessful investment;

 . the stock market could decline or could underperform other investments;

 . adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their value. Foreign securities markets are often less liquid, more volatile and subject to less government regulation than US securities markets. These risks are higher for securities of issuers located in the emerging markets in which the Fund invests; or

 . the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term fluctuation in the value of your investment than you would typically experience investing in bond or money market funds.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in large company and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

At meetings held on September 8, 1999 and September 13, 2000, the Board of Trustees of the Small Cap Fund recommended the reorganization of Smaller Companies (formerly Morgan Grenfell Smaller Companies Fund) into the Small Cap Fund. The Board determined that the proposal was in the best interest of shareholders because both funds have the same investment management team and the reorganization is expected to eliminate or reduce costs associated with maintaining multiple funds with similar objectives and policies, including costs of separate auditing, printing, and registration fees. The Fund has filed an exemptive application with the Securities and Exchange Commission (the `SEC') to permit this proposed reorganization. Although we believe the SEC will grant this request, there is no assurance that it will do so. The merger also requires the approval of Smaller Companies' shareholders. A special meeting of shareholders will be held for this purpose. In conclusion, if shareholders approve the merger, shares of Smaller Companies will be converted to shares of the Small Cap Fund on or about May 31, 2001.

An investment in the Small Cap Fund--Investment Class is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

                           Overview of the Small Cap Fund--Investment Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 21, 1993 (its inception date). The table compares the Fund's average annual return with the Russell 2000 Index over the last one and five years, and since inception. The Index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks--costs that are reflected in the Fund's results.
--------------------------------------------------------------------------------
The Russell 2000 Index is an unmanaged domestic equity securities index representing the performance of the 2,000 smallest companies of the Russell
3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 3000 represents approximately 98% of the investable US equity market. The Russell 2000 Index is a widely accepted benchmark of US small capitalization company performance. It is a model, not an actual portfolio.


YEAR-BY-YEAR RETURNS
(each full calendar year since inception)


                     1994          19.31%
                     1995          58.57%
                     1996           6.90%
                     1997          13.16%
                     1998           6.15%
                     1999          44.75%
                     2000          10.28%

Since inception, the Fund's highest return in any calendar quarter was 30.11% (third quarter 1997) and its lowest quarterly return was -24.39% (third quarter
1998). Past performance offers no indication of how the Fund will perform in the future.


PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 2000

                                Average Annual Returns
                                       Since Inception
                     1 Year 5 Years (Oct. 21, 1993)/1/
  Small Cap Fund
   --Investment
  Class              10.28% 15.44%          21.48%
 -----------------------------------------------------
  Russell 2000
  Index             (3.02)% 10.31%          10.61%
 -----------------------------------------------------

 /1/The Russell 2000 Index is calculated from October 31, 1993.
--------------------------------------------------------------------------------

Overview of the Small Cap Fund--Investment Class

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------
/1/Information on the annual operating expenses reflects the expenses of both the Fund and the Small Cap Portfolio, the master portfolio into which the Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the `Organizational Structure' section of this prospectus).

/2/The investment advisor and administrator have agreed for the 16 months from the Fund's fiscal year end of September 30, 2000, to waive their fees or reimburse expenses so that total expenses will not exceed 1.25%.

/3/For the first 12 months, the expense example takes into account the fee waivers and reimbursements.
 ANNUAL FEES AND EXPENSES

                              Percent of Average
                                       Daily Net
                                       Assets/1/
  Management Fees                          0.65%
 --------------------------------------------------
  Distribution and Service
  (12b-1) Fees                              None
 --------------------------------------------------
  Other Expenses                           0.79%
 --------------------------------------------------
  Total Fund Operating
  Expenses                                 1.44%
 --------------------------------------------------
  Less: Fee Waivers or
  Expense Reimbursements                 (0.19)%/2/
 --------------------------------------------------
  Net Expenses                             1.25%
 --------------------------------------------------

 EXPENSE EXAMPLE/3/

     1 Year                3 Years                           5 Years                           10 Years
     $127                   $437                              $769                              $1,708
 ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------

at the Small Cap Fund--Investment Class

OBJECTIVE

The Fund invests for capital growth, not income; any dividend or interest income is incidental to the pursuit of its goal. While we give priority to capital growth, we cannot offer any assurance of achieving this goal. The Fund's goal is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

STRATEGY

The Fund invests primarily in equity securities of US smaller capitalization companies. We focus on individual security selection rather than industry selection. In managing the Fund, we use a `bottom-up' approach in selecting securities. The Fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within their sectors.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of US smaller capitalization companies. The investment advisor defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization (at the time of investment), using a minimum market capitalization of $10 million.

The Fund may also invest up to 25% of its assets in the stocks of non-US companies and up to 35% of its assets in large capitalization stocks. Under normal conditions, these two tactics would not comprise major elements of its strategy.
--------------------------------------------------------------------------------
`Market capitalization' or `Market cap' provides an estimate of a company's value. It is calculated by multiplying the total number of a company's outstanding shares by the share's current price.

INVESTMENT PROCESS

Company research lies at the heart of our investment process. We use a `bottom-up' approach to picking securities. This approach focuses on individual stock selection.

 . The team focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 20% of the total domestic equity market capitalization utilizing specific criteria for each individual sector.

The team looks primarily for financial attributes that set these companies apart:

 . estimated above-average growth in revenues and earnings; and

 . a balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

Historically, this Fund has had a high portfolio turnover rate.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. We may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we adopt such a position and over the course of its duration, the Fund may not meet its goal of long-term capital growth.
--------------------------------------------------------------------------------
Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.
--------------------------------------------------------------------------------

A Detailed Look at the Small Cap Fund--Investment Class


RISKS

Below we set forth some of the prominent risks associated with investing in small companies, as well as investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, we monitor each of the stocks in the Fund for the following signs of negative change:

 . decelerating revenue or earnings growth;

 . loss of market share;

 . increasing levels of debt or decreasing levels of cash flow and working capital; and

 . a stock price that lags behind competitors'.

Small Company Risk. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Foreign Investment Risk. To the extent that the Fund holds the stocks of companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the `numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risks

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Funds Management, Bankers Trust Company, DB Alex Brown LLC, Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.


Investment Advisor. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, New York 10006, acts as the Fund's investment advisor. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. On April 30, 2001, the investment advisor to the Fund changed to DeAM, Inc. from Bankers Trust Company (`Bankers Trust'), an affiliate of DeAM, Inc. For its services as investment advisor, DeAM, Inc. receives a fee of 0.65% of the Fund's average daily net assets. This is the same fee that Bankers Trust, the previous investment advisor to the Fund, received for its services in the last fiscal year.

DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of December 31, 2000 had total assets of approximately $16 billion under management.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
--------------------------------------------------------------------------------

                    A Detailed Look at the Small Cap Fund--Investment Class

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Audrey M. T. Jones, CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fund.

 . Joined the investment advisor in 1986 and the Fund at its inception.

 . Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.

 . 29 years of investment industry experience.

 . BBA from Pace University Lubin School of Business.


Doris R. Klug, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment advisor in 2000.

 . Portfolio manager with primary focus on the consumer and capital goods sectors.

 . Vice President of Mutual of America from 1993 to 2000.

 . 20 years of investment industry experience.

 . MBA from New York University's Stern School of Business.

Bob Grandhi, CFA, Director of Deutsche Asset Management and Co-Manager of the Fund.

 . Joined the investment advisor in 2001.

 . Portfolio manager with primary focus on the technology and healthcare sectors.

 . Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to
  2001 and 1990 to 2000, respectively.

 . 24 years of financial industry experience.

 . MS and MBA from Illinois Institute of Technology.

Other Services. Bankers Trust provides the administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your request for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Investment Company Capital Corp. (`ICCC'), an affiliate of DeAM, Inc. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a `feeder fund' that invests all of its assets in a `master portfolio,' the Small Cap Portfolio. The Fund and its master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. (Note that prices for securities
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day
(July 4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
--------------------------------------------------------------------------------

A Detailed Look at the Small Cap Fund--Investment Class

that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their fair value under procedures adopted by the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

PERFORMANCE INFORMATION

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay any US federal income tax. If you are a taxable shareholder, you and other shareholders pay taxes on the income or capital gains earned and distributed by the Fund. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

  TRANSACTION                 TAX STATUS
  Income dividends            Ordinary income
 --------------------------------------------
  Short-term capital gains
  Distributions               Ordinary income
 --------------------------------------------
  Long-term capital gains
  Distributions               Capital gains
 --------------------------------------------

Every year your Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

  TRANSACTION       TAX STATUS
  Your sale of      Generally, long-term
  shares owned      capital gains or losses
  more than one
  year
 --------------------------------------------------
  Your sale of      Generally, short-term
  shares owned for  capital gains or losses;
  one year or less  losses subject to special rules
 --------------------------------------------------


You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% `backup withholding' tax from your dividends, distributions, sales proceeds or any other payments to you.

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                                       10

                    A Detailed Look at the Small Cap Fund--Investment Class

BUYING AND SELLING FUND SHARES

You may only purchase Investment shares of the Fund if you have a shareholder account set up with a service agent such as a financial planner, investment advisor, broker-dealer or other institution.

Minimum Account Investments

Initial investment                        $2,000
Subsequent investments                    $  100
IRA account, initial investment           $1,000
Initial investment for shareholders of
 other Deutsche Asset Management Funds'
 Investment Class Shares                  $  500
Automatic investing plan, initial
 investment                               $  250
 Bi-weekly or monthly plan subsequent
  investments                             $  100
 Quarterly plan subsequent investments    $  250
 Semi-annual plan subsequent investments  $  500
Minimum investment for qualified
 retirement plans (such as 401(k),
 pension or profit sharing plans)         $    0
Account balance
 Non-retirement account                   $  500
 IRA account                              $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.

Shares of the Fund may be purchased without regard to the investment minimums by a Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

Important Information about Buying and Selling Shares:

 . You may buy and sell shares of a fund through authorized service agents. Once you place your order with a service agent, it is considered received by the Fund. It is then your service agent's responsibility to transmit the order to the Fund by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the Fund. Your service agent may charge a fee for buying and selling shares for you.

 . You may place orders to buy and sell over the phone by calling your service agent. Please call your service agent for more information.

 . After your service agent receives your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.

 . We accept payment for shares only in US dollars by check, bank or Federal
  Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, starter checks, third-party checks, or checks issued by credit card companies or internet based companies.

 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.

 . We process all sales orders free of charge.

 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but always within seven days.

 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.

 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent for more information.

 . We remit proceeds from the sale of shares in US dollars (unless the redemption is so large it is made `in kind').

 . We do not issue share certificates.

 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Service Center for more information.

 . We reserve the right to reject purchases of Fund shares, including exchanges, for any reason.


 . Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests, that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, an investor's trading history in the Fund or an affiliated fund, the funds involved, the amount of the investment and the background of the investors or dealers involved.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.

--------------------------------------------------------------------------------

A Detailed Look at the Small Cap Fund--Investment Class

Exchange Privilege. You can exchange all or part of your shares for shares in another Deutsche Asset Management mutual fund up to four times a calendar year. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. You may order exchanges over the phone only if your account is authorized to do so.

Please note the following conditions:

 . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

 . You may make the exchange by phone, letter or wire, if your account has the exchange by phone feature.

 . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

 . You will receive a written confirmation of each transaction from your service agent.
--------------------------------------------------------------------------------

                    A Detailed Look at the Small Cap Fund--Investment Class


The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.
 FINANCIAL HIGHLIGHTS

                                   For the Years Ended September 30,
                                2000       1999       1998       1997       1996
  Per share operating
   performance:
  Net asset value,
   beginning of period        $21.89     $14.96     $23.68     $21.66     $18.50
 ---------------------------------------------------------------------------------
  Income from investment
   operations
  Expenses in excess of
   income                      (0.15)     (0.15)     (0.18)     (0.14)     (0.12)
 ---------------------------------------------------------------------------------
  Net realized and
   unrealized gain (loss)
   on investment                8.53       7.13      (6.24)      3.58       4.65
 ---------------------------------------------------------------------------------
  Total income (loss) from
   investment operations        8.38       6.98      (6.42)      3.44       4.53
 ---------------------------------------------------------------------------------
  Distributions to
   shareholders
  Net realized gain from
   investment transactions     (3.32)     (0.05)     (1.04)     (1.42)     (1.37)
 ---------------------------------------------------------------------------------
  In excess of net
   realized gains                 --         --      (1.26)        --         --
 ---------------------------------------------------------------------------------
  Total distributions          (3.32)     (0.05)     (2.30)     (1.42)     (1.37)
 ---------------------------------------------------------------------------------
  Net asset value, end of
   period                     $26.95     $21.89     $14.96     $23.68     $21.66
 ---------------------------------------------------------------------------------
  Total investment return      41.59%     46.52%    (28.38)%    17.90%     26.41%
 ---------------------------------------------------------------------------------
  Supplemental data and
   ratios:
  Net assets, end of
   period (000s omitted)    $292,470   $216,272   $172,310   $286,322   $242,236
 ---------------------------------------------------------------------------------
  Ratios to average net
   assets:
  Expenses in excess of
   income                      (0.60)%    (0.74)%    (0.87)%    (0.89)%    (0.70)%
 ---------------------------------------------------------------------------------
  Expenses after waivers,
   including expenses of
   the
   Small Cap Portfolio          1.25%      1.25%      1.25%      1.25%      1.25%
 ---------------------------------------------------------------------------------
  Expenses before waivers,
   including expenses of
   the
   Small Cap Portfolio          1.44%      1.46%      1.44%      1.28%      1.47%
 ---------------------------------------------------------------------------------
  Portfolio turnover
   rate/1/                       136%       159%       182%       188%       159%
 ---------------------------------------------------------------------------------

 /1/The portfolio turnover rate is the rate for the master portfolio into which the Fund invests all of its assets.
--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 29, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                               Deutsche Asset Management Service Center
                               P.O. Box 219210
                               Kansas City, MO 64121-9210
Or call our toll-free number:  1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.



Small Cap Fund--Investment Class                            CUSIP #055922769

BT Investment Funds

                                                            1698PRO
                                                            (05/01)
                                                            811-4760
Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                     Deutsche Asset Management


BT Investment Funds
Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund and PreservationPlus Income Fund

BT Pyramid Mutual Funds
Asset Management Fund and PreservationPlus Fund

Supplement dated May 24, 2001 (Replacing Supplement dated April 30, 2001, as applicable) to each Fund's current Statement of Additional Information

The statement of additional information is supplemented to reflect a change in the Portfolio's investment adviser from Bankers Trust Company (`Bankers Trust') to Deutsche Asset Management, Inc. (`DeAM, Inc.') on April 30, 2001. All references in the statement of additional information to Bankers Trust, in its capacity as investment adviser, have now been changed to reflect DeAM, Inc. as the investment adviser. The change in investment adviser does not involve a change in either the portfolio managers who have primary responsibility for the day-to-day management of the Portfolio or the fees payable under the investment advisory agreement.

The following sentence replaces the first sentence in the last paragraph on the cover page of the Mid Cap Fund and the Small Cap Fund's Statement of Additional
Information:

The Trust's Prospectuses for the Mid Cap Fund and the Small Cap Fund are each dated January 29, 2001 with the Small Cap Fund's Prospectus revised on May 24, 2001.

The following replaces the `Management of the Trust and Portfolio Trust -- Officers of the Trust and Portfolio Trust' section in each Fund's Statement of Additional Information:

                   Trustees of the Trust and Portfolio Trust

CHARLES P. BIGGAR (birth date: October 13, 1930) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex/1/; Retired; formerly Vice President, International Business Machines (`IBM') and President, National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birth date: March 28, 1930) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Trustee, Phoenix Zweig Series Trust/2/; Trustee, Phoenix Euclid Market Neutral Fund2; Retired; formerly Partner, KPMG Peat Marwick; Director, Vintners International Company Inc.; Director, Coutts (USA) International; Director, Coutts Trust Holdings Ltd., Director, Coutts Group; General Partner, Pemco. His address is 5070 North Ocean Drive, Singer Island, Florida 33404.


                                                        A Member of the
                                                        Deutsche Bank Group [/]



------------------------
/1/The `Fund Complex' consists of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio and BT Investment Portfolios.
/2/An investment company registered under the Investment Company Act of 1940, as amended.

MARTIN J. GRUBER (birth date: July 15, 1937) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF2; Director, S.G. Cowen Mutual Funds2; Director, Japan Equity Fund, Inc.2; Director, Thai Capital Fund, Inc.2; Director, Singapore Fund, Inc.2 His address is 229 South Irving Street, Ridgewood, New Jersey 07450.

RICHARD HALE* (birth date: July 17, 1945) -- Trustee/President of the Trust; Trustee/President of each of the other investment companies advised by DeAM, Inc. or its affiliates; Managing Director, Deutsche Asset Management; Managing Director, Deutsche Banc Alex. Brown Inc.; Director and President, Investment Company Capital Corp. His address is One South Street, Baltimore, Maryland 21202.

* `Interested Person' within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

RICHARD J. HERRING (birth date: February 18, 1946) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972). His address is 325 South Roberts Road, Bryn Mawr, Pennsylvania 19010.

BRUCE E. LANGTON (birth date: May 10, 1931) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; formerly Assistant Treasurer of IBM Corporation (until 1986); Trustee and Member, Investment Operations Committee, Allmerica Financial Mutual Funds (1992 to present); Member, Investment Committee, Unilever US Pension and Thrift Plans (1989 to present)/3/; Retired; Director, TWA Pilots Directed Account Plan and 401(k) Plan (1988 to 2000). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

PHILIP SAUNDERS, JR. (birth date: October 11, 1935) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Principal, Philip Saunders Associates (Economic and Financial Consulting); former Director, Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is Philip Saunders Associates, 445 Glen Road, Weston, Massachusetts 02493.

HARRY VAN BENSCHOTEN (birth date: February 18, 1928) -- Trustee of the Trust and Portfolio Trust; Trustee of each of the other investment companies in the Fund Complex; Retired; Corporate Vice President, Newmont Mining Corporation (prior to
1987); Director, Canada Life Insurance Corporation of New York (since 1987).
His address is 6581 Ridgewood Drive, Naples, Florida  34108.

The Board has an Audit Committee that meets with the Trust's and the Portfolio Trust's independent accountants to review the financial statements of the Trust and Portfolio Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust and Portfolio Trust. Each member of the Board except Mr. Hale also is a member of the Audit Committee.



------------------
/3/A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                 Officers of the Trust and the Portfolio Trust

DANIEL O. HIRSCH (birth date: March 27, 1954) -- Secretary/Vice President of the Trustee; Secretary/Vice President of each of the other investment companies advised by DeAM, Inc. or it affiliates; Director, Deutsche Asset Management; Director, Deutsche Banc Alex.Brown Inc.; Associate General Counsel, Office of the General Counsel, United States Securities and Exchange Commission (1993 to
1998).  His address is One South Street, Baltimore, Maryland 21202.

CHARLES A. RIZZO (birth date: August 5, 1957) Treasurer of the Trust and Portfolio Trust, Director and Department Head, Deutsche Asset Management since 1998; Senior Manager, Pricewaterhousecoopers LLP from 1993 to 1998. His address is One South Street, Baltimore, MD 21202.

Messrs. Hirsch and Rizzo also hold similar positions for other investment companies for which ICC Distributors, Inc. or an affiliate serves as the principal underwriter.

The following supplements the `Investment Adviser' section:

                               Investment Adviser

On April 30, 2001, the Portfolio's investment adviser changed from DeAM, Inc. to Bankers Trust. DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.


              Please Retain This Supplement for Future Reference

[Product Code] (4/01)

CUSIPs:
055922637          055922819              055922843              055922835
055922827          055927269              055922660              055847404
055847818          055847826              055847834


                                       3